United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 10, 1996


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


                               Bermuda 1-4668 NONE
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


          Clarendon House, Church Street, Hamilton HM DX, BERMUDA NONE
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422



         (Former name or former address, if changed since last report.)







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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

                 On May 10, 1996, Florida's First District Court of Appeal denied the State of Florida's motion for rehearing, rehearing en banc or certification to the Florida Supreme Court. On April 4, 1996, the Court had overturned a State of Florida order that required a $1.9 billion surety bond as a condition for the issuance of a drilling permit to Coastal Petroleum Company, a majority-held subsidiary.

                 A Press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits

     (c) Exhibits

       (99) Additional Exhibits

            (i) Press release of the registrant dated May 14, 1996.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                    (Registrant)



                                        By /s/ James R. Joyce
                                           James R. Joyce
                                           Treasurer


Date:  May 14, 1996

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